UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2016

WisdomTree Continuous Commodity Index Fund

(Registrant)

(Exact name of registrant as specified in its charter)

WisdomTree Continuous Commodity Index Master Fund

(Rule 140 Co-Registrant)

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-0151234 (Registrant) 26-0151301 (Co-Registrant) (IRS Employer ID Number)

c/o WisdomTree Commodity Services, LLC 245 Park Avenue 35th Floor New York, NY (Address of principal executive offices)	10167 (Zip Code)

001-33908

001-33909

(Commission File Number)

1-866-909-9473

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

On April 7, 2016, WisdomTree Commodity Services, LLC (the “Managing Owner”), the commodity pool operator of WisdomTree Continuous Commodity Index Fund (the “Fund”) and Wisdom Tree Continuous Commodity Index Master Fund (the “Master Fund” and together with the Fund, the “WT Funds”), dismissed the WT Funds’ independent registered public accounting firm, Grant Thornton, LLP (“Grant Thornton”).

The reports of Grant Thornton on the Fund’s consolidated financial statements and Master Fund’s financial statements as of December 31, 2015 and December 31, 2014 and for each of the years ended December 31, 2015, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund’s and Master Fund’s three most recent years and the subsequent interim period preceding Grant Thornton’s dismissal, there were: (i) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in its reports on the Fund’s consolidated financial statements or the Master Fund’s financial statements; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Managing Owner provided Grant Thornton with a copy of the foregoing disclosures and requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Grant Thornton agrees with the statements made by the Managing Owner with respect to Grant Thornton set forth above, and if not, stating the respects in which Grant Thornton does not agree. A copy of Grant Thornton’s letter, dated April 12, 2016, is attached as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

On April 8, 2016, the Managing Owner approved the engagement of Ernst & Young LLP (“EY”) as the new independent registered public accounting firm for the WT Funds. During the Fund’s and Master Fund’s two most recent years and the subsequent interim period preceding EY’s engagement, neither the Fund, the Master Fund nor anyone on their behalf consulted EY regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s consolidated financial statements or Master Fund’s financial statements, and no written report or oral advice was provided to the Fund or Master Fund that EY concluded was an important factor considered by the Fund or Master Fund in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter of Grant Thornton LLP dated April 12, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISDOMTREE CONTINUOUS COMMODITY INDEX FUND

By WisdomTree Commodity Services, LLC, its Managing Owner

By:	/s/ Gregory Barton
	Name:	Gregory Barton
	Title:	President

WISDOMTREE CONTINUOUS COMMODITY INDEX MASTER FUND

By WisdomTree Commodity Services, LLC, its Managing Owner

By:	/s/ Gregory Barton
	Name:	Gregory Barton
	Title:	President

Date: April 12, 2016

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

16.1	Letter of Grant Thornton LLP dated April 12, 2016